UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2019

Power REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Power REIT’s (the “Trust”) 2019 Annual Meeting of shareholders was held on May 15, 2019. For more information on the following proposals, see the company’s proxy statement dated April 26, 2019, the relevant portions of which are incorporated herein by reference.

Below are the final voting results.

1) Shareholders elected each of the four nominees to the Board of Trustees for a one-year term

	For	Withheld
David H. Lesser	764,756	264,518
Virgil E. Wenger	708,745	320,529
Patrick R. Haynes, III	688,281	340,993
William S. Susman	701,537	327,737
Justinian Hobor	858,622	170,652

2) Shareholders ratified MaloneBailey LLP as the Trust’s independent audit firm for 2019.

For	Against	Abstain
1,467,553	88,258	64,131

Item 8.01 – Announcement of Updated Investor Presentation

On May 15, 2019, the Registrant announces an updated investor presentation is now available on the Power REIT website: www.pwreit.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019

Power REIT

By	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary, & Treasurer